Exhibit 99.2
Fiscal 2007 Q3 Earnings Conference Call May 8, 2007 4:30 pm EDT 1

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may vary materially from expectations. Meaningful factors which could cause actual results to differ from expectations include, but are not limited to, risk that other companies may develop and market HPV tests competitive with our own; our ability to scale up our manufacturing to the extent demand for our products increases; ability to develop new products; ability to execute and integrate strategic transactions; uncertainty related to changes in our senior management; and uncertainty of market acceptance of our products by the worldwide medical community. For additional factors which could cause actual results to differ from expectations, reference is made to the reports filed by the Company with the Securities and Exchange Commission.

Agenda Daryl Faulkner - President and CEO Opening remarks Joseph Slattery - CFO FY 2007 Q3 Financial review FY 2007 Guidance update Daryl Faulkner - President and CEO FY2007 Q3 Significant Accomplishments Overview of upcoming Digene Investment Community Day Questions & Answers

Highlights Total revenue up 34% to $52.5M World wide HPV test sales up 41% to $48M US HPV test sales up 43% to $41M Annualized HPV volume run rate exceeds 10M tests EU growth rate continued to trend upward in revenue and test volume GAAP EPS of $0.21/share Excluding Special Items, EPS of $0.25; 92% increase Traction...Execution...Results

Q3FY07 Financial Highlights Joe Slattery, CFO May 8, 2007

Third Quarter Highlights Record revenue and significant earnings performance 34% 7% Highlights Revenue up 34% YoY EU up 25% (const. curr) US up 43% EPS up 92% to $0.25/share excluding Special items $193M in Cash and Equivalents

Global HPV Revenue 41% 7% Driving the top line growth Highlights US - $40.9M - Up 43% 24% Penetration (up 2%) Stable ASP EU - $5.9M - Up 38% LA and A/P - $1.6M - Up 17%

Geographic Growth Drivers US United Healthcare conversion Regional labs grew 53% Continued physician education NYC/LA TV DTC campaign EU DTC Pilot in Germany Spanish guidelines published LA and A/P Continued market development China product registration Growth in all areas Globalization featured at upcoming Investor Day

EPS "Waterfall" Highlights EPS $0.25 ex SI Actual v. $0.23 guidance Revenue $52.5M Actual v. $51M guidance (+2.9%) G&A spent 18.9% of revenue v. 17-18% expected - executive transition expense R&D spent 13.8% of revenue v. 15% expected S&M spent 35.2% of revenue v. 36-37% expected $0.19 $0.03 $0.004 $0.05 $0.01 $0.02 $0.016 $0.007 $US $0.230 $0.254 0.031 0.013 0.005 0.025 0.001

($0.24) FY01 FY02 FY03 FY04 FY05 FY06 FY07E 34.197 48.848 63.102 90.161 115.142 152.9 202 '03 -'07 CAGR: 34% $M Revenue FY01 FY02 FY03 FY04 FY05 FY06 FY07E 34.197 48.848 -0.08 0.075 0.0908 0.144 0.18 % Operating Margin Increase to $1.11/share from $1.09/share ex SI FY07Q4 - $0.30/share ex SI Increase to $202M FY07 Q4 - $54.5M Continued Market penetration Continuously improving expense management Scale continues to create leverage Digene Financial Guidance Highlights '04 -'07 CAGR: 27% FY02 FY03 FY04 FY05 FY06 FY07E -9.397 -4 4 7 15 26 $M Net Income and EPS $/share $0.22 $0.32 $0.69 $1.11 GUIDANCE GUIDANCE GUIDANCE Other Guidance Fiscal year: R&D Expense: 12 - 13% of revenue S&M Expense: 35 - 36% of revenue G&A Expense: 18 - 19% of revenue Share count: Q4 - 24.9M ; FY07 - 24.3M '04 -'07 CAGR: 50% Up $2M Excluding Special Items Excluding Special Items DTC EU Growth Awareness continues to grow

Q3FY07 Significant Accomplishments Daryl Faulkner, President and CEO May 8, 2007

Continued Momentum in Sales and Marketing US initiatives: 10 week DTC campaign in NYC and LA NY Times / People magazine / Oprah Active outreach and education for physicians EU initiatives Pilot DTC in Germany Guidelines in Spain (SEGO), Netherlands and Italy Maintain high growth trajectory in HPV franchise

Dr. Jim Godsey Reorganization complete Introduced Portfolio management system Near term focus on product lifecycle upgrades Longer term focus on multi-generational product plan R&D Update: Filter plate Sample Prep Processor fastHPV test Genotyping solutions Next generation Instrumentation Set the stage for diversification, next generation testing menu Research & Development Priorities Generating momentum through improved focus, effective process and execution discipline to deliver workflow solutions and industry-leading instrumentation and assays

Competitive Strengths Proven clinical results Clinical research studies on over 100,000 women Tracking to exceed 10M women tested this year Broad health advocacy and opinion leader support Work closely with healthcare constituents Well established multi-channel sales and distribution network Consumer, physician and lab focus Industry leading HPV intellectual property portfolio Well positioned today for a competitive HPV market in 2009

Digene Investment Community Day June 5th, 2007 - New York City (NASDAQ) Agenda: Daryl Faulkner - President and CEO Doug White - SVP, S&M Jim Godsey - SVP, R&D Panel Discussion with outside speakers Chaired by Attila Lorincz Chris Meijers, University Hospital Vrije Universiteit, Amsterdam, The Netherlands Tom Wright, Columbia University Joe Slattery - CFO Fiscal 2008 financial guidance Long-range goals Leverage Digene's Strength in women's health, Framework for building global markets, and Expertise in developing clinically, superior molecular diagnostics to: Become a broad-based supplier of high value medical diagnostics. The next phase in our evolution! Statement of Strategy

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Question and Answer Session Digene Participants: Daryl Faulkner - President and CEO Joe Slattery - CFO Rob Lilley - SVP, Global Sales and Marketing Doug White - SVP, S&M Americas and Asia Pacific